UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 05, 2004

Commission File Number 000-23087

Startec Global Communications Corporation

(Exact name of Registrant as specified in its charter)

Delaware	52-2099559
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

1151 Seven Locks Road Potomac, MD	20854
(Address of Principal Executive Offices)	(Zip Code)

(301) 610-4300
(Registrant’s telephone number, including area code)

Item 5. Other Events.

Startec Global Communications Corporation, Startec Global Operating Company and Startec Global Licensing Company, debtors-in-possession, in Chapter 11 Case Nos. 01-25013 DK, 01-25009 DK and 01-25010 DK, respectively, filed monthly operating reports for the month ended February 29, 2004 thru March 31,2004 with the United States Bankruptcy Court for the District of Maryland Office of the United States Trustee, copies of which are filed herewith as exhibits 99.1 thru 99.6 respectively. The Company is filing this Current Report on Form 8-K, together with the aforementioned exhibits with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1 - Monthly Operating Report of Startec Global Communications Corporation for the month ending February 29, 2004.

Exhibit 99.2 - Monthly Operating Report of Startec Global Operating Company for the month ending February 29, 2003.

Exhibit 99.3 - Monthly Operating Report of Startec Global Licensing Company for the month ending February 29, 2003.

Exhibit 99.4 - Monthly Operating Report of Startec Global Communications Corporation for the month ending March 31, 2004.

Exhibit 99.5 - Monthly Operating Report of Startec Global Operating Company for the month ending March 31, 2004.

Exhibit 99.6 - Monthly Operating Report of Startec Global Licensing Company for the month ending March 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

For
Startec Global Communications Corporation and as its Chief Financial Officer:

	By:	/s/ Prabhav V. Maniyar

Date: May 05, 2004